UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2016

Advanced Drainage Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026

(Address of principal executive offices) (Zip Code)

(614) 658-0050

(Registrant’s telephone number, including area code)

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 16, 2016, Advanced Drainage Systems, Inc. (the “Company”) received a notice from NYSE Regulation, Inc. (the “NYSE”) informing the Company that it is not currently in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE-Listed Company Manual. The non-compliance resulted from the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (the “Fiscal 2016 Form 10-K”). The Company previously disclosed in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2016, that it anticipated receiving such notice of non-compliance from the NYSE. The Company is working diligently to file its Fiscal 2016 Form 10-K as soon as reasonably practicable, which management currently expects will occur by July 31, 2016.

In accordance with the NYSE’s procedures, the Company is required to contact the NYSE to discuss the status of the Form 10-K and to issue a press release pertaining to the late filing within five days following the receipt of the NYSE notification. The Company has contacted the NYSE to inform them of the filing status and issued a press release within the five day period, a copy of which is included as Exhibit 99.1 to this Current Report. Under NYSE rules, the Company has six months from June 15, 2016 to file its Fiscal 2016 Form 10-K. The Company can regain compliance with the NYSE listing standards at any time during this six-month period once it files its Fiscal 2016 Form 10-K with the SEC. If the Company fails to file its Fiscal 2016 Form 10-K within such six-month period, the NYSE may, in its sole discretion, allow the Company’s common stock to trade for up to an additional six months. Until the Company files its Fiscal 2016 Form 10-K, the Company’s common stock will remain listed on the NYSE under the symbol “WMS,” but will be assigned a “LF” indicator to signify late filing status.

Item 8.01	Other Events.

On June 22, 2016, the Company issued a press release announcing the receipt of the NYSE letter dated June 16, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated June 22, 2016, issued by Advanced Drainage Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2016

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Scott A. Cottrill
Name:	Scott A. Cottrill
Title:	Executive Vice President and Chief Financial Officer